UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

South Carolina	001-11261	57-0248420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On September 19, 2024, in connection with the consummation of the Offering (as defined in Item 8.01 of this Current Report on Form 8-K), pursuant to the terms of the Bridge Facility Commitment Letter, dated June 22, 2024, among Sonoco Products Company (the “Company”) and certain financial institutions (the “Bridge Facility Commitment Letter”), which provided for a the 364-day senior unsecured bridge term loan facility in an aggregate amount of up to $4 billion, as previously described in the Company’s Current Report on Form 8-K filed on June 24, 2024 (the “Bridge Facility”), the Company terminated the entire remaining amount of the commitments under the Bridge Facility and terminated the Bridge Facility Commitment Letter.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On September 17, 2024, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule A thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of its 4.450% Notes due 2026 (the “2026 Notes”), $600,000,000 aggregate principal amount of its 4.600% Notes due 2029 (the “2029 Notes”) and $700,000,000 aggregate principal amount of its 5.000% Notes due 2034 (the “2034 Notes” and, together with the 2026 Notes and the 2029 Notes, the “Notes”) in a registered public offering (the “Offering”). The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-266837), including a prospectus supplement dated September 17, 2024 to the prospectus contained therein dated August 12, 2022, filed by the Company with the Securities and Exchange Commission.

On September 19, 2024, the Company completed the Offering and issued the Notes. The Notes are governed by and were issued pursuant to the terms of the indenture dated as of June 15, 1991 (the “Base Indenture”) between the Company and Regions Bank, as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) and as successor to The Bank of New York, which was successor in interest to Wachovia Bank of North Carolina, National Association, as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture dated as of September 19, 2024 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) between the Company and the Trustee.

The 2026 Notes will bear interest at a rate of 4.450% per year and will mature on September 1, 2026. The 2029 Notes will bear interest at a rate of 4.600% per year and will mature on September 1, 2029. The 2034 Notes will bear interest at a rate of 5.000% per year and will mature on September 1, 2034. Interest on the Notes will accrue from September 19, 2024 and will be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2025.

The Notes are the Company’s senior unsecured obligations and rank equal in right of payment to the Company’s other existing and future unsubordinated indebtedness. The Indenture contains certain covenants with respect to the Company that, among other things, restrict the entry into certain secured indebtedness, certain sale and leaseback transactions and certain mergers, consolidations and transfers of all or substantially all of the Company’s assets. The covenants are subject to a number of important exceptions and qualifications.

The Company may also redeem the Notes of any series at its option, in whole at any time or in part from time to time, at the redemption prices set forth in the forms of Notes, which are filed as Exhibits 4.3, 4.4 and 4.5 hereto and incorporated herein by reference. If a Change of Control Repurchase Event (as defined in the Supplemental Indenture) occurs with respect to a series of Notes, the Company may be required to offer to purchase the Notes of that series from the holders.

If (a) the Company’s pending acquisition (the “Acquisition”) of all of the issued and outstanding equity interests in Titan Holdings I B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“Eviosys”), pursuant to the equity purchase agreement among the Company, Titan Holdings Coöperatief U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of the Netherlands, and Eviosys (the “Purchase Agreement”) is not consummated on or prior to December 31, 2025 (the “Outside Date”) or (b) if, on or prior to the Outside Date, the Purchase Agreement is terminated other than as a result of consummating the Acquisition, then the Company will be required to redeem the 2029 Notes and the 2034 Notes at a redemption price equal to 101% of the principal amount of such Notes plus accrued and unpaid interest, if any, to, but excluding, the applicable Special Mandatory Redemption Date (as defined in the Supplemental Indenture). The 2026 Notes are not subject to such special mandatory redemption provisions.

The foregoing description of the Underwriting Agreement, the Indenture and the Notes is a summary only and is qualified in its entirety by the full and complete terms of the Base Indenture and the Supplemental Indenture, copies of which are filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and incorporated herein by reference, and the forms of Notes, which are filed as Exhibits 4.3, 4.4 and 4.5 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated September 17, 2024, among Sonoco Products Company and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto.
4.1	Indenture, dated as of June 15, 1991, between Sonoco Products Company and Regions Bank, as successor to The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.) and as successor to The Bank of New York, which was successor in interest to Wachovia Bank of North Carolina, National Association (incorporated by reference to Exhibit 4.1 to the registrant’s Registration Statement on Form S-4 (File No. 333-119863)).
4.2	Seventh Supplemental Indenture, dated as of September 19, 2024, between Sonoco Products Company and Regions Bank, as trustee.
4.3	Form of 4.450% Note due 2026 (included in Exhibit 4.2).
4.4	Form of 4.600% Note due 2029 (included in Exhibit 4.2).
4.5	Form of 5.000% Note due 2034 (included in Exhibit 4.2).
5.1	Opinion of John M. Florence, Jr., Esq.
5.2	Opinion of Freshfields Bruckhaus Deringer US LLP.
23.1	Consent of John M. Florence, Jr., Esq. (included in Exhibit 5.1).
23.2	Consent of Freshfields Bruckhaus Deringer US LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: September 19, 2024	By:	/s/ Robert R. Dillard
Name: Robert R. Dillard
Title: Chief Financial Officer